UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026 (April 23, 2026)

MENTOR CAPITAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-55323	77-0395098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5964 Campus Court, Plano, Texas	75093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 788-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	MNTR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Disengagement from Previous Independent Registered Public Accounting Firm

On April 20, 2026, the Company dismissed its independent accountant, Cherry Bekaert LLP (“Cherry Bekaert”). The dismissal was approved by the Company’s Board of Directors and Audit Committee. Cherry Bekaert had been the Company’s independent accountant since January 2026.

In connection with the audit of our consolidated financial statements as of and for the fiscal year ended December 31, 2025, there were no disagreements with Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Cherry Bekaert, would have caused them to make reference in connection with its reports to the subject matter of the disagreements. No “disagreement” and no “reportable event” leading to a difference of opinion as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal year ended December 31, 2025, as of April 20, 2026, or preceding the change of our relationship with Cherry Bekaert.

The audit report of Cherry Bekaert on our consolidated financial statements as of and for the year ended December 31, 2025, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

We have requested that Cherry Bekaert furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On April 20, 2026, the Company’s audit committee and board of directors approved the engagement of M&K CPAS, PLLC (“M&K CPAS”) as the Company’s independent registered public accountant, effective immediately. During the two most recent fiscal years and the subsequent interim period prior to their engagement, there were no consultations between us and M&K CPAS prior to their appointment concerning (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that M&K CPAS concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K); or (iii) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Cherry Bekaert, LLP dated April 22, 2026 to the Securities and Exchange Commission regarding statements included in this Form 8-K
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mentor Capital, Inc.

Date:	April 23, 2026	By:	/s/ Chet Billingsley
Chet Billingsley, Chairman and CEO